Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Pike Electric Corporation (the “Company”) on Form 10-K for the fiscal year ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Eric Pike, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Anthony Slater, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Eric Pike J. Eric Pike
Chairman, Chief Executive Officer and President
September 28, 2006

/s/ Anthony K. Slater Anthony K. Slater
Chief Financial Officer and Secretary
September 28, 2006